UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2019

Central Index Key Number of the issuing entity: 0001780678

Wells Fargo Commercial Mortgage Trust 2019-C52

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On August 20, 2019, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass-Through Certificates, Series 2019-C52 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2019-C52 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Smoke Tree Village and Smoke Tree Commons” on Exhibit B to the Pooling and Servicing Agreement (the “Smoke Tree Village and Smoke Tree Commons Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Smoke Tree Village and Smoke Tree Commons Whole Loan”) that includes the Smoke Tree Village and Smoke Tree Commons Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Smoke Tree Village and Smoke Tree Commons Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On October 15, 2019, the Servicing Shift Control Note related to the Smoke Tree Village and Smoke Tree Commons Whole Loan was securitized pursuant to the UBS 2019-C17 securitization transaction. As of such date, the Smoke Tree Village and Smoke Tree Commons Whole Loan, including the Smoke Tree Village and Smoke Tree Commons Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of October 1, 2019 (the “UBS 2019-C17 Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and as asset representations reviewer. The UBS 2019-C17 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the UBS 2019-C17 Pooling and Servicing Agreement applicable to the servicing of the Smoke Tree Village and Smoke Tree Commons Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 20, 2019 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Smoke Tree Village and Smoke Tree Commons Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer (Rialto Capital Advisors, LLC) with respect to the Smoke Tree Village and Smoke Tree Commons Whole Loan if it is a specially serviced loan thereunder will accrue at a rate equal to (i) 0.2500% per annum or (ii) if such rate would result in a special servicing fee that would be less than $3,500 in any given month, such higher per annum rate as would result in a special servicing fee equal to $3,500 for such month with respect to the Smoke Tree Village and Smoke Tree Commons Whole Loan.

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Smoke Tree Village and Smoke Tree Commons Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%; provided, however, that if such rate would result in a workout fee in an amount equal to $25,000, any workout fees in excess of such amount will be reduced by the excess modification fee amount received by the Non-Serviced Special Servicer; provided, further, however, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Smoke Tree Village and Smoke Tree Commons Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the Smoke Tree Village and Smoke Tree Commons Whole Loan being equal to $25,000;
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Smoke Tree Village and Smoke Tree Commons Whole Loan will accrue at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000;
•	The UBS 2019-C17 Pooling and Servicing Agreement provides for a “risk retention consultation party” with certain consultation rights in relation to material servicing actions; and
•	The powers and duties of the Non-Serviced Operating Advisor under the UBS 2019-C17 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: October 21, 2019

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.